EXHIBIT 1.1


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     We consent to the reference to our firm under the caption "Understanding Your Investment-Experts-Independent Registered Public Accounting Firm" and to the use of our report dated March 31, 2006 in this Post-Effective Amendment to the Registration Statement (Form S-6) and related Prospectus of Advisor's Disciplined Trust 34 dated May 3, 2007.



                                        Grant Thornton LLP

Chicago, Illinois
May 3, 2007